Exhibit 10.10

EXECUTION VERSION

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT S&W SEED CO. TREATS AS PRIVATE OR CONFIDENTIAL

Dated 2024

Deed of Settlement and Release

between

S&W Seed Company Australia Pty Ltd [***]

(Subject to a Deed of Company Arrangement)

S&W Australia

S&W Holdings Australia Pty Ltd [***] (In Liquidation)

Holdings

and

S&W Seed Company

S&W US

White & Case Level 50

Governor Phillip Tower 1 Farrer Place

Sydney NSW 2000 Australia

Table of Contents

Page

1.
Interpretation and definitions 2
2.
Definitions 3
3.
Condition Precedent 5
4.
Completion 5
5.
Acknowledgements 6
6.
Release 7
7.
Deed Administrators’ Liability 7
8.
Confidentiality 8
9.
Costs 9
10.
Goods and Services Tax 9
11.
Notices 9
12.
General 11

Schedule 1 Transitional Services Deed 14

Schedule 2 Intellectual Property Transfer Agreement 15

This Deed is made on 2024

Between:

(1)
S&W Seed Company Australia Pty Ltd [***] (Subject to a Deed of Company Arrangement) of [***] (“S&W Australia”)
(2)
S&W Holdings Australia Pty Ltd [***] (In Liquidation) of [***] (“Holdings”) (together with S&W Australia, the “Australian Subsidiaries” and each an “Australian Subsidiary”)
(3)
S&W Seed Company, a company incorporated pursuant to the laws of the state of Nevada, United States of America [***] (“S&W US”)

Background

(A)
On 24 July 2024, the Deed Administrators were appointed as joint and several voluntary administrators of the Australian Subsidiaries.
(B)
The Deed Administrators conducted a competitive sale process to sell the Australian Subsidiaries and/or certain of their assets. Under this process Avior submitted the Avior DOCA. Pursuant to section 439C of the Corporations Act, resolutions were passed at a meeting of creditors on 11 October 2024 approving:
i.
S&W Australia’s entry into the Avior DOCA; and
ii.
that Holdings be liquidated.
(C)
S&W US holds certain assets which are required for:
i.
operation of the Australian Subsidiaries as a going concern independent of S&W US; and

ii.
Effectuation of the Avior DOCA.
(D)
S&W US has provided a guarantee to the Secured Creditor dated 21 April 2015 under which S&W US has guaranteed certain obligations of S&W Australia up to a limit of AUD$15 million (“Corporate Guarantee”). S&W US is also the debtor under the Intercompany Loans.
(E)
In exchange for S&W US’ transfer of certain assets, inventory and receivables and rendering of certain operational assistance to S&W Australia, the Australian Subsidiaries and the Secured Creditor have agreed to discharge S&W US from:
i.
its liability under the Corporate Guarantee; and
ii.
its obligations under the Intercompany Loans.
(F)
The Parties have also agreed to mutually release each other from any Claims in accordance with the terms of this Deed and without any admission of liability.

Operative Provisions:

1.
Interpretation and definitions
1.1
Interpretation

In this Deed headings are for convenience only and do not affect interpretation, and unless the context indicates a contrary intention:

(a)
an obligation or Liability assumed by, or a right conferred on, 2 or more persons binds or benefits them jointly and severally;
(b)
“person” includes an individual, the estate of an individual, a corporation, an authority, an association or a joint venture (whether incorporated or unincorporated), a partnership and a trust;
(c)
a reference to a Party includes that Party’s executors, administrators, successors and permitted assigns, including persons taking by way of novation and, in the case of a trustee, includes a substituted or an additional trustee and further includes any person claiming on behalf of or under or through a party to this Deed;
(d)
an authorisation includes an authorisation, consent, approval, resolution, license, exemption, filing, registration or notarisation;
(e)
a reference to a document (including this Deed) is to that document as varied, novated, ratified or replaced from time to time;
(f)
a reference to a statute or statutory provision includes a statutory modification or re- enactment of it or a statutory provision substituted for it, and each ordinance, by-law, regulation, rule and statutory instrument (however described) issued under it;
(g)
a word importing the singular includes the plural (and vice versa), and a word indicating a gender includes every other gender;
(h)
a reference to a party, clause, schedule, exhibit, attachment or annexure is a reference to a party, clause, schedule, exhibit, attachment or annexure to or of this Deed, and a reference to this Deed includes all schedules, exhibits, attachments and annexures to this Deed;
(i)
if a word or phrase is given a defined meaning, any other part of speech or grammatical form of that word or phrase has a corresponding meaning;
(j)
“includes” in any form is not a word of limitation;

(k)
a reference to “AUD” is to Australian currency;
(l)
a reference to “USD” is to the currency of the United States of America;
(m)
a reference to time is to Sydney, Australia time; and
(n)
this Deed must not be construed adversely to a party just because that party prepared it or caused it to be prepared.

2.
Definitions

In this Deed:

“Administrators’ Associates” means any partner, agent, employee or former partner, agent, adviser or employee of Deloitte Financial Advisory or the Deed Administrators (including persons formerly holding those positions) and shall include any successor or merged firm of Deloitte Financial Advisory and the partners, shareholders and officers of that entity or partnership.

“Avior” means Avior Asset Management No. 3 Pty Ltd [***]

“Avior DOCA” means the deed of company arrangement dated 1 November 2024 between S&W Australia, the Deed Administrators (in their then capacity as joint and several voluntary administrators of S&W Australia) and Avior.

“Business Day” means a day that is not a Saturday, Sunday or public holiday and on which banks are open for business generally in Sydney, Australia.

“CIBC” means Canadian Imperial Bank of Commerce.

“Claim” includes a claim, notice, demand, action, proceeding, litigation, investigation, judgment, damage, Loss, cost, expense or liability however arising, whether present, unascertained, immediate, future or contingent, whether based in contract, tort or statute and whether involving a third party or a party to this Deed.

“Completion” means completion by the Parties of each of the actions under Clause 4. “Completion Date” means the date on which Completion occurs as set out in clause 4.1(a). “Condition” means the condition precedent contained in Clause 3(a) of this Deed.

“Condition Precedent Satisfaction Date” means the time at which the condition precedent has been satisfied or waived in accordance with Clause 3(a) of this Deed.

“Condition Precedent Sunset Date” means 1 November 2024.

“Corporate Guarantee” has the meaning given in recital (D) of the ‘Background’ section of this Deed.

“Corporations Act” means the Corporations Act 2001 (Cth).

“December Invoice” means the invoice issued by S&W Australia with document number ‘ORDAUS20872’.

“Deed” means this deed of settlement and release.

“Deed Administrators” means Glen Kanevsky and Travis Anderson of Deloitte Financial Advisory in their capacity as joint and several deed administrators of S&W Australia.

“Deloitte Financial Advisory” means Deloitte SRT Pty Ltd [***]

“Effective Time” means the time at which Effectuation occurs.

“Effectuation” has the same meaning as that term is defined in the Avior DOCA.

“Encumbrance” means an interest or power reserved in or over an interest in any asset or created or otherwise arising in or over any interest in any asset, including any pledge, charge, lien, mortgage, debenture, hypothecation, pre-emption right or option.

“Execution” means the day on which the last party exchanges their executed counterpart of this Deed.

“Insurance Proceeds” means the insurance payment of [***] received by S&W US on 2 August 2024.

“Intellectual Property Assets” means the intellectual property rights that will be transferred from S&W US to S&W Australia pursuant to the Intellectual Property Transfer Agreement.

“Intellectual Property Transfer Agreement” means an agreement for the transfer of intellectual property rights in the form appended to this Deed at Schedule 2.

“Intercompany Loans” means any Liability owing from S&W US to either of the Australian Subsidiaries resulting from any loan or other transaction between an Australian Subsidiary and S&W US.

“Inventory” means the list of inventory as appended to Annexures A to E of Schedule A to the Intellectual Property Transfer Agreement.

“Invoice Reconciliation Amount” means [***], being the amount payable in full and final settlement of amounts paid by S&W US on behalf of S&W Australia in respect of the Joint Customer Rebates.

“Joint Customer” means Sorouh Agricultural Company SA.

“Joint Customer Invoices” means invoices issued by S&W Australia with document numbers [***].

“Joint Customer Rebate” means the amounts paid to the Joint Customer representing rebates in respect of the Joint Customer Invoices.

“Liability” means any liability or obligation (whether actual, contingent or prospective), including for any Loss of whatever description irrespective of when the acts, events or things giving rise to the liability or obligation occurred.

“Loss” includes any loss, damage, Liability, obligation, compensation, fine, penalty, charge, payment, cost or expense (including any legal cost and expense) however it arises and whether it is present or future, fixed or unascertained, actual or contingent but excluding any consequential or indirect loss, economic loss or loss of profits.

“Parties” means the parties to this Deed.

“PPSA” means Personal Property Securities Act 2009 (Cth).

“PPSR” means the Personal Property Securities Register established under the PPSA. “Related Body Corporate” has the meaning given to that term in the Corporations Act. “Released Matters” means:

(a)
the Intellectual Property Assets;

(b)
the Intercompany Loans;
(c)
the Inventory;
(d)
the Insurance Proceeds;
(e)
the Storage Contracts; and
(f)
the Invoice Reconciliation.

“Secured Creditor” means National Australia Bank Limited [***]

“Specified Clauses” means clauses 1, 7, 8, 8.2(h), 10, 11, 12.1 and 12.2.

“Storage Contracts” means the agreements with third party storage providers pursuant to which the Inventory is currently being stored.

“Transitional Services Deed” means an agreement providing for certain transitional arrangements and services between S&W US and S&W Australia in the form outlined in Schedule 1.

3.
Condition Precedent
(a)
This Deed does not become binding on the Parties and shall have no force or effect unless and until the Avior DOCA is executed and becomes binding in accordance with its terms.
(b)
The Parties must, to the extent it is within their respective power to do so, use all reasonable endeavours to procure that the Condition is satisfied as soon as reasonably possible and, in any event before the Condition Precedent Sunset Date.
(c)
If the Condition is not satisfied by 5pm on the Condition Precedent Sunset Date, this Deed will terminate and:
(i)
each Party will be released from its obligations to continue performing this Deed other than in relation to the Specified Clauses; and
(ii)
each Party retains any right it has against each other Party in respect of any breach of this Deed which has arisen prior to termination.

4.
Completion
4.1
Time and place for Completion
(a)
Unless otherwise agreed by the Parties in writing, Completion will take place virtually on the date which is the earlier of:
(i)
the date scheduled for Effectuation; or
(ii)
5 Business Days after Execution.
4.2
Interdependence of Obligations
(a)
The obligations of the Parties in respect of Completion will be interdependent.
(b)
All actions at Completion under this Deed will be deemed to take place simultaneously and no delivery or payment under this Deed at Completion will be deemed to have been made,

and Completion will not be taken to have occurred, until all such deliveries and payments provided for in this Clause 4 have been made.

4.3
S&W US Completion Deliverables

On the Completion Date, S&W US must deliver to S&W Australia:

(a)
evidence that the Insurance Proceeds have been received in cleared funds in the solicitor’s trust account nominated by S&W Australia (such amount to be released to S&W Australia upon the occurrence of the Effective Time or returned in the event that the Effective Time does not occur on or before 31 December 2024);
(b)
evidence of the discharge of any security CIBC has over the Intellectual Property Assets, Insurance Proceeds and the Inventory, such discharge to become effective upon the occurrence of the Effective Time;
(c)
a duly executed counterpart to the Intellectual Property Transfer Agreement; and
(d)
a duly executed counterpart to the Transitional Services Deed.
4.4
Australian Subsidiary Completion Deliverables

On the Completion Date, the Australian Subsidiaries must deliver to S&W US:

(a)
evidence that the amount of the Invoice Reconciliation Amount has been received in cleared funds in a solicitor’s trust account nominated by S&W US (such amount to be released to (i) S&W US as soon as possible following the Joint Customer’s payment of the December Invoice or (ii) if the December Invoice remains unpaid on 16 December 2024, the Deed Administrators (in their capacity as deed administrators or, if the Avior DOCA has effectuated, in their capacity as trustees of the S&W Australia Creditors Trust));
(b)
a duly executed counterpart to the Intellectual Property Transfer Agreement;
(c)
a duly executed counterpart to the Transitional Services Deed; and
(d)
a release by the Secured Creditor of S&W US (as Guarantor) under the Corporate Guarantee, in a form satisfactory to S&W US, such release to become effective upon the occurrence of the Effective Time.

5.
Acknowledgements

Each Party acknowledges to each other Party that:

(a)
they have full power and authority to enter into and perform this Deed;
(b)
they have had the opportunity to negotiate the terms of this Deed;
(c)
they have obtained, or were given an opportunity to obtain, independent legal advice in respect of the content and effect of this Deed and understands the nature and effect of the agreement herein and agrees to be bound by it;
(d)
they consider that the terms of this Deed are fair in all the circumstances;
(e)
they enter into this Deed voluntarily and without duress; and
(f)
the terms of this Deed are binding upon them according to its terms.

6.
Release
6.1
Released Matters

With effect from the Effective Time, each Party irrevocably and unconditionally releases each other Party from all Claims in respect of the Released Matters, other than any Claims arising in respect of the performance of the Transitional Services Deed or IP Transfer Agreement or in relation to a breach of this Deed.

6.2
Intercompany Loans

Notwithstanding clause 6.1, and for the avoidance of any doubt, with effect from the Effective Time, each Australian Subsidiary irrevocably and unconditionally:

(a)
releases S&W US from any obligations; and
(b)
extinguishes any rights it has, other than in relation to a breach of this Deed, in respect of any Liability resulting from the Intercompany Loans.
7.
Deed Administrators’ Liability
7.1
No Personal Liability

The Parties acknowledge and agree that:

(a)
the Deed Administrators are the agents of the Australian Subsidiaries;
(b)
the Parties are entering into this Deed between themselves only, and are not contracting with the Deed Administrators personally;
(c)
to the maximum extent permitted under law, neither the Deed Administrators nor the Administrators’ Associates are personally liable on any basis for the performance of either of the Australian Subsidiaries’ obligations under this Deed, or for any act, matter or thing arising out of or in connection with this Deed, and neither the Deed Administrators nor the Administrators’ Associates will incur or suffer any personal liability whatsoever under or in connection with this Deed or the transactions contemplated hereunder;
(d)
neither the Deed Administrators nor the Administrators’ Associates have personally made any representations whatsoever or personally given any warranties or indemnities whatsoever in respect of or in connection with this Deed or the transactions contemplated hereunder; and
(e)
no Claim may be brought against the Deed Administrators in their personal capacity or any of the Administrators’ Associates in respect of, or incidental to, this Deed or the rights and

7.2
Release

obligations of the Parties under this Deed, but excluding any Claim arising as a result of the Deed Administrators’ gross negligence, willful deceit, or fraud.

Notwithstanding anything else in this Deed, each Party releases the Deed Administrators and the Administrators’ Associates from all Liabilities, demands and Claims arising out of this Deed and the transactions contemplated by this Deed.

7.3
Operation as a deed and a deed poll

This Clause 7 operates as a deed poll in favour of the Deed Administrators and the Administrators’ Associates and is enforceable by them even though they are not a party to this Deed.

8.
Confidentiality
8.1
Confidentiality of this Deed
(a)
This Deed is confidential.
(b)
Subject to Clause 8.2, the Parties will keep confidential and not reveal to any third party:
(i)
the making of this Deed;
(ii)
the existence of this Deed; and
(iii)
the terms of this Deed.
8.2
Exception

The Parties will not breach Clause 8.1 in the event that they disclose any of the matters referred to in it:

(a)
to that Party’s officers or employees, professional advisers, consultants, accountants or auditors who the Party reasonably thinks have a need to know in order to give effect to this Deed;
(b)
to comply with any applicable law, or any requirement of any regulatory body (including any relevant stock exchange) and, unless prohibited by law, after the form and terms of that disclosure have been notified to the other parties and the other parties have had at least one (1) Business Day (or such shorter period as may be required to comply with legal requirements or the rules of any applicable stock exchange) to comment on its terms;
(c)
to a Related Body Corporate and their respective limited or general partners, financing sources, investment committee, manager, trustee, custodian, nominee, trust, constituent entity or other entity, or investor or prospective investor in a relevant fund but only on a confidential basis;
(d)
in the case of each Australian Subsidiary, to its creditors (including the Secured Creditor) or to Avior;
(e)
in the case of S&W US, to CIBC, and any future financiers or lenders;
(f)
with the prior written approval of the Parties to this Deed;
(g)
to the extent necessary to enforce its terms; and

(h)
to the extent necessary for the Deed Administrators to comply with their obligations under their appointment documents or the Corporations Act.

9.
Costs

Each Party shall bear its own costs of and incidental to the negotiation, preparation, and execution of this Deed.

10.
Goods and Services Tax
(a)
Except where the context suggests otherwise, terms used in this Clause 10 have the meanings given to those terms by the A New Tax System (Goods and Services Tax) Act 1999 (Cth) (as amended from time to time).
(b)
Any part of a supply that is treated as a separate supply for GST purposes (including attributing GST payable to tax periods) will be treated as a separate supply for the purposes of this Clause 10.
(c)
If GST is payable in relation to a supply made under this Deed then any party (“Recipient”) that is required to provide consideration to another party (“Supplier”) for that supply, except where the consideration is expressed to be GST inclusive, must pay an additional amount to the Supplier equal to the amount of that GST at the same time as any other consideration is to be first provided for that supply, subject to the prior receipt by the Recipient of a valid tax invoice from the Supplier in respect of that supply.
(d)
The Supplier must provide a tax invoice to the Recipient before the time the Recipient is required to provide any consideration for that supply.
(e)
Whenever an adjustment event occurs in relation to any taxable supply made under or in connection with this agreement the Supplier must determine the net GST in relation to the supply (taking into account any adjustment) and if the net GST differs from the amount previously paid under paragraph (c) or otherwise included in any consideration expressed to be inclusive of GST, the amount of the difference must be paid by, refunded to or credited to the Recipient, as applicable and the Supplier shall issue an adjustment note to the Recipient.
(f)
If one of the parties to this agreement is entitled to be reimbursed or indemnified for a loss, cost, expense or outgoing incurred in connection with this agreement, then the amount of the reimbursement or indemnity payment must first be reduced by an amount equal to any input tax credit to which the party being reimbursed or indemnified (or its representative member) is entitled in relation to that loss, cost, expense or outgoing and then, if the amount of the payment is consideration or part consideration for a taxable supply, it must be increased on account of GST in accordance with paragraph (c).

11.
Notices
11.1
How to give a notice

A notice, consent or other communication under this Deed is only effective if it is:

(a)
in writing, signed by or on behalf of the person giving it;

(b)
addressed to the person to whom it is to be given; and
(c)
either:
(i)
delivered or sent by pre-paid mail (by airmail, if the addressee is overseas) to that person’s address; or
(ii)
sent in electronic form (such as email).

11.2
When a notice is given

A notice, consent or other communication that complies with this Clause 11 is regarded as given and received:

(a)
if it is sent by mail – on actual receipt; and
(b)
if sent in electronic form – when the sender receives an email message from its addressee acknowledging its receipt:
(i)
if it is transmitted by 5.00pm (Sydney Time) on a Business Day – on that Business Day; or
(ii)
if it is transmitted after 5.00pm (Sydney Time) on a Business Day, or on a day that is not a Business Day – on the next Business Day.
11.3
Address for notices

[***]

12.
General
12.1
Governing law

This Deed is governed by and must be construed according to the law applying in New South Wales.

12.2
Jurisdiction

Each Party irrevocably:

(a)
submits to the non-exclusive jurisdiction of the courts of New South Wales, and the courts competent to determine appeals from those courts, with respect to any proceedings that may be brought at any time relating to this Deed; and
(b)
waives any objection it may now or in the future have to the venue of any proceedings, and any Claim it may now or in the future have that any proceedings have been brought in an inconvenient forum, if that venue falls within Clause 12.2(a).
12.3
Severance

If at any time any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, that will not affect or impair:

(a)
the legality, validity or enforceability in that jurisdiction of any other provision of this Deed; or
(b)
the legality, validity or enforceability under the law of any other jurisdiction of that or any other provision of this Deed.
12.4
Assignment

No Party may assign any of its rights or obligations under this Deed without the prior consent of the other Parties.

12.5
Entire agreement

To the extent permitted by law, in relation to the subject matter of this Deed, this Deed:

(a)
embodies the entire understanding of the Parties, and constitutes the entire terms agreed by the parties; and

(b)
supersedes any prior written or other agreement of the Parties.
12.6
Amendments

This Deed may only be varied by a deed signed by or on behalf of each Party.

12.7
Rights of third parties
(a)
Any person who is not a party to this Deed shall have no right to enforce of any term of this Deed.
(b)
The consent of any person who is not a party to this Deed is not required to amend, rescind or terminate this Deed.
12.8
Waiver
(a)
Failure to exercise or enforce, or a delay in exercising or enforcing, or the partial exercise or enforcement of, a right, power or remedy provided by law or under this Deed by a Party does not preclude, or operate as a waiver of, the exercise or enforcement, or further exercise or enforcement, of that or any other right, power or remedy provided by law or under this Deed.
(b)
A waiver or consent given by a Party under this Deed is only effective and binding on that Party if it is given or confirmed in writing by that Party and is effective only to the extent set out in that written waiver.
(c)
No waiver of a breach of a term of this Deed operates as a waiver of another breach of that term or of a breach of any other term of this Deed.
12.9
Counterparts

This Deed may be executed in any number of counterparts and by the Parties on separate counterparts. Each counterpart constitutes the Deed of each Party who has executed and delivered that counterpart.

12.10
Electronic Signature

Each Party warrants that immediately prior to entering into this Deed, it has unconditionally consented to:

(a)
the requirement for a signature under any law being met; and
(b)
any other Party to this Deed executing it,

by any method of electronic signature that any other Party uses (at that Party’s discretion), including signing on an electronic device or by digital signature.

12.11
Further assurances

Each Party must do or cause to be done all things necessary or reasonably desirable to give full effect to this Deed and the transactions contemplated by it (including, but not limited to, the execution of documents).

12.12
Bar to proceedings

This Deed may be pleaded as a full and complete defence by the Parties to any action, suit, or proceedings commenced, continued or taken by the other Party or on its behalf in relation to any of the matters referred to in this Deed.

12.13
Survival

As between the Parties, the Specified Provisions shall survive the termination, expiry or

Completion of this Deed.

[***]

Executed as a Deed.

Holdings

Signed sealed and delivered by S&W Holdings Australia Pty Ltd [***] (In Liquidation) by its joint and several liquidator (acting without personal liability) in the presence of:

/s/ Georgina Whiting /s/ Glen Kanevsky

Signature of Witness Signature of Liquidator

Georgina Whiting Glen Kanevsky

Full Name of Witness (please print) Full Name of Liquidator (please print)

16

Executed as a Deed.

S&W Aus

Signed, sealed and delivered by S&W Seed Company Australia Pty Ltd [***] (Subject to a Deed of Company Arrangement) by its joint and several deed administrator (acting without personal liability), in the presence of:

Signature of Witness Signature of Deed Administrator

Georgina Whiting Glen Kanevsky

Full Name of Witness (please print) Full Name of Deed Administrator (please print)

17

SealExecuted as a Deed.

S&W US

Signed, sealed and delivered by S&W Seed Company acting in accordance with the laws of its place of incorporation acting by the following persons:

/s/ Mark Herrmann /s/ Vanessa Baughman

Signature of Authorised Signatory Signature of Witness

Mark Herrmann Vanessa Baughman

Full Name of above Authorised Signatory Name of Witness

18